UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: June 17, 2025 (Date of earliest event reported)

Oak Valley Bancorp (Exact name of registrant as specified in its charter)

CA (State or other jurisdiction of incorporation)	001-34142 (Commission File Number)	26-2326676 (IRS Employer Identification Number)

125 N. Third Ave. Oakdale, CA (Address of principal executive offices)	95361 (Zip Code)

(209) 848-2265 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	OVLY	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)         Retirement of Danny L. Titus and Thomas A. Haidlen

On June 18, 2025, Oak Valley Bancorp issued a press release announcing that Danny L. Titus and Thomas A. Haidlen have retired as directors of Oak Valley Bancorp (the “Company”) and of its wholly owned subsidiary Oak Valley Community Bank effective June 17, 2025. Their retirements were not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Shareholders held June 17, 2025, the following matters were submitted to a vote of security holders with the indicated number of votes being cast for, against or withheld, and with the indicated number of abstentions:

1.	To re-elect five (5) members of the Board of Directors of the Company to serve until the expiration of their three (3) year term* or until their successors are duly elected and qualified.

	Number of Votes
	For	Withheld	Non-Votes
James L. Gibert	4,511,364	263,728	1,484,392

Erich A. Haidlen*	4,563,884	211,188	1,484,392

H. Randolph Holder	4,532,788	242,304	1,484,392

Janet S. Pelton	4,528,628	246,464	1,484,392

Gary J. Strong	4,534,877	240,195	1,484,392

*Mr. Haidlen was elected for a 2-year term which will expire in 2027.

2.	To ratify the appointment of RSM US LLP as the Company’s registered independent public accounting firm for the fiscal year ending December 31, 2025.

For	Against	Abstain	Non-Votes

6,058,636	191,394	9,454	0

3.	To approve a non-binding advisory resolution to approve the compensation of the Company’s named executive officers.

For	Against	Abstain	Non-Votes

4,262,545	156,555	355,992	1,484,392

4.	To approve a non-binding advisory resolution on the frequency of the advisory vote on compensation of the Company’s named executive officers.

3 Years	2 Years	1 Year	Abstain	Non-Votes

2,380,088	230,920	1,947,977	216,107	1,484,392

Item 7.01 Regulation FD Disclosure.

On June 18, 2025, the Company issued a press release announcing the retirements of directors Danny L. Titus and Thomas A. Haidlen and the election of Erich A. Haidlen to the Company’s Board of Directors. A copy of the press release is furnished as Exhibit 99.1 hereto.

The information under this Item 7.01, including Exhibit 99.1, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits
99.1	Press Release of Oak Valley Bancorp dated June 18, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 18, 2025
OAK VALLEY BANCORP

	By:	/s/ Jeffrey A. Gall
Jeffrey A. Gall
Executive Vice President, Chief Financial Officer
and Corporate Secretary
(Principal Financial Officer and duly authorized signatory)